                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5357

                             SCUDDER BLUE CHIP FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Blue Chip Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown for Classes B, C and Institutional Class and for the 5- and 10- year periods shown for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.54%	13.96%	-1.93%	8.11%
Class B	9.59%	13.01%	-2.75%	7.21%
Class C	9.62%	13.02%	-2.72%	7.26%
Russell 1000 Index+	10.47%	13.89%	-1.38%	9.50%
S&P 500 Index++	8.72%	12.85%	-1.74%	9.34%
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	11.04%	14.48%	-1.50%	8.35%
Russell 1000 Index+	10.47%	13.89%	-1.38%	9.11%
S&P 500 Index++	8.72%	12.85%	-1.74%	8.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on November 22, 1995. Index returns begin November 30, 1995.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,419	$13,951	$8,549	$20,557
	Average annual total return	4.19%	11.74%	-3.09%	7.47%
Class B	Growth of $10,000	$10,659	$14,233	$8,615	$20,070
	Average annual total return	6.59%	12.49%	-2.94%	7.21%
Class C	Growth of $10,000	$10,962	$14,438	$8,714	$20,163
	Average annual total return	9.62%	13.02%	-2.72%	7.26%
Russell 1000 Index+	Growth of $10,000	$11,047	$14,773	$9,331	$24,793
	Average annual total return	10.47%	13.89%	-1.38%	9.50%
S&P 500 Index++	Growth of $10,000	$10,872	$14,371	$9,162	$24,429
	Average annual total return	8.72%	12.85%	-1.74%	9.34%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/05
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,110,400	$1,500,100	$927,300	$2,219,800
	Average annual total return	11.04%	14.48%	-1.50%	8.35%
Russell 1000 Index+	Growth of $1,000,000	$1,104,700	$1,477,300	$933,100	$2,373,400
	Average annual total return	10.47%	13.89%	-1.38%	9.11%
S&P 500 Index++	Growth of $1,000,000	$1,087,200	$1,437,100	$916,200	$2,340,200
	Average annual total return	8.72%	12.85%	-1.74%	8.95%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class commenced operations on November 22, 1995. Index returns begin November 30, 1995.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/05	$ 19.07	$ 17.94	$ 18.12	$ 19.73
10/31/04	$ 17.30	$ 16.37	$ 16.53	$ 17.90
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .05	$ —	$ —	$ .14
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	366	of	761	49
3-Year	255	of	570	45
5-Year	287	of	403	72
10-Year	82	of	129	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/05
Scudder Blue Chip Fund	Life of Class*
Class S	3.58%
Russell 1000 Index+	4.87%
S&P 500 Index++	3.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on February 1, 2005. Index returns begin January 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/05	$ 19.10
2/1/05 (commencement of operations)	$ 18.44

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B, C, S and Institutional shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,058.90	$ 1,054.70	$ 1,054.10	$ 1,059.90	$ 1,061.30
Expenses Paid per $1,000*	$ 6.28	$ 10.36	$ 10.35	$ 5.30	$ 3.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,019.11	$ 1,015.12	$ 1,015.12	$ 1,020.06	$ 1,021.53
Expenses Paid per $1,000*	$ 6.16	$ 10.16	$ 10.16	$ 5.19	$ 3.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Scudder Blue Chip Fund	1.21%	2.00%	2.00%	1.02%	.73%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Blue Chip Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2003.

Head of global and tactical asset allocation.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Over 17 years of investment industry experience.

BS, Northeastern University; MS, California Institute of Technology; Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Lead Portfolio Managers Janet Campagna and Robert Wang discuss Scudder Blue Chip Fund's performance, management strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How would you describe the market environment over the last year?

A:  Equity returns were positive, but there were many ups and downs in the economy and markets over the last 12 months. A year ago, there was considerable doubt about the sustainability of the US economy's expansion. Now, four years into the recovery that followed a brief recession in 2001, the economic expansion still appears to be in place. Recent economic news has been reasonably positive, especially regarding productivity, the proportion of manufacturing capacity that is being used, and end demand.

Energy was much in the news over the last year. Oil prices continued to move upward through much of 2004 and 2005. More recently, oil prices peaked as the damaging effects of Hurricanes Katrina and Rita on the US oil industry became evident. Oil prices began to have a powerful influence on financial markets at the end of the summer, as equities were sold off on fears that rapidly rising gasoline prices would produce more-generalized inflation and dampen spending by US consumers. The September and October decisions by the Federal Reserve Board (the Fed) to continue raising interest rates provided conclusive evidence that the Fed is more concerned about inflation than about an economic slowdown.

Over the last 12 months, stocks of smaller companies generally outperformed stocks of large companies: The Russell 2000 Index had a return of 12.08%, compared with the Standard & Poor's 500 Index (S&P 500), which had a return of 8.72%.1 Within the large-capitalization category, value performed better than growth: The Russell 1000 Value Index had a return of 11.86%, compared with an 8.81% return for the Russell 1000 Growth Index.2

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Q:  How did the fund perform during this period?

A:  Scudder Blue Chip Fund (Class A shares) produced a total return of 10.54% for the 12 months ended October 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The fund outperformed its benchmarks, the S&P 500 Index, which returned 8.72% for the period, and the Russell 1000 Index, which had a return of 10.47%.3 For the 12 months, the fund finished just above the median of its peer group, the Lipper Multi-Cap Core Funds category, which posted an average return of 10.50%.4

3 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

4 Source: Lipper Inc. Lipper's Multi-Cap Core Funds category includes portfolios that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These portfolios will normally have an average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure, compared with the US diversified multi-cap equity funds universe average. It is not possible to invest directly in the Lipper category.

Q:  How is this fund managed?

A:  Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis. We use a quantitative process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 large-cap companies. We begin by sorting the universe of 1,000 stocks into 24 clearly defined industry groups. Next, we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which enables us to pinpoint short-term price movements outside of fundamental analysis.

Using all of this information, our model ranks stocks by their expected level of outperformance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. We generally maintain weights of our 24 industry groups within one percentage point of the benchmark. This step-by-step approach leads to a portfolio of approximately 130 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytic skills of research professionals to assess each stock. We believe that our approach provides an excellent way to reduce risk by helping us choose stocks that are attractively valued in an objective, consistent and repeatable manner.

Q:  What decisions enabled the fund to outperform its benchmarks?

A:  As described above, our investment strategy is focused almost entirely on stock selection. Since value stocks outperformed growth stocks over the last year, it is not surprising that value-oriented factors contributed meaningfully to stock selection. These factors include the forward earnings to price ratio, cash flow to stock price ratio and earnings quality.5 In the last few months of the period, as growth began to overtake value as a market driver, growth measures became more important.

5 Forward earnings to price is a measure of the analysts' forecasts of future earnings divided by price. High forward earnings to price indicates the expectation of higher future returns from the stock.

Cash flow divided by price measures the relative valuation of a stock. A high score means that for the same dollar price paid, the company is generating more cash flow. Stocks with higher levels of cash flow to price are more attractive.

Quality of earnings aims to determine the degree to which a company's reported earnings are generated from operations. Earnings quality is measured by subtracting the accruals component from net income. (Accruals are income or expenses included in financial statements for a given accounting period for items that actually occur in a future period.) This results in a measure of cash flow from operations. A high level of accruals in earnings has an adverse impact on future stock performance.

Q:  Which holdings had the biggest impact on performance?

A:  In the materials category, Phelps Dodge Corp. and Monsanto Co. added value. We selected Phelps Dodge because the stock appeared inexpensive relative to peers based on the ratio of cash flow to stock price and on management's capable stewardship of cash. Additionally, the company has strong sales and earnings trends, based on stable to growing global demand for copper. Monsanto looked attractive based on earnings quality and rising earnings resulting from a strong market for seeds. Also, Monsanto is diversifying away from a major herbicide that has come off patent. We continue to hold Phelps Dodge and Monsanto because both stocks still appear to offer good value.

In the energy group, Sunoco, Inc., which we selected based on market sentiment and the ratio of cash flow to stock price, was an important contributor to performance. We sold this stock in October after the price increased to the point that the stock began to look expensive relative to peers; this proved to be a good decision, as the stock dropped after we had eliminated it from the portfolio. Another contributor in the energy group was Burlington Resources, Inc., which has good-quality earnings, strong cash flow and a high return on invested capital. This stock, which is still in the portfolio, continues to benefit from strong natural gas production in Canada and growing crude oil production in the United States. Other energy holdings that contributed to performance include Valero Energy Corp., an oil refining and marketing company, and Devon Energy Corp., an oil and gas exploration and development company. (As of October 31, 2005, the position in Valero Energy was sold.)

A strong contributor in the retailing industry was Safeway, Inc., which has good-quality earnings, a strong cash position and an attractive valuation relative to its peers. Improved customer service and a new ad campaign are contributing to Safeway's recent success.

On the negative side, an underweight position in tobacco giant Altria Group, Inc. hurt performance. This stock seems to trade mainly based on developments in the litigation facing the company, rather than the fundamental measures we use for stock selection. In the technology sector, we were hurt by a position in Dell, Inc., which reported disappointing earnings, and by our being late to take a position in Motorola Inc., which had good earnings momentum, in part because of a gain on the sale of an investment. Both these stocks were sold before the end of the period. Another negative was a position in Comcast Corp., a provider of cable television and Internet services that weakened on investor concerns about a high level of capital spending and increasing competition from satellite companies. We continue to own the stock based on its strong cash flow and good earnings quality.

Q:  Do you have other comments for shareholders?

A:  We are pleased with the fund's performance, which we believe provides solid evidence of the validity of our security-selection process. Because the nine discrete factors we use for stock selection include measures of growth, value and market sentiment, and because the factors have a low correlation to each other, our model is useful in a wide variety of market conditions. A major advantage of our approach is that it reduces as much as possible the subjectivity that guides stock selection for many managers. Instead, we use an objective approach that is clearly defined and transparent. We believe that our system, based on a combination of quantitative techniques and classic fundamentals, should enable this fund to continue to perform well.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04

Financials	19%	20%
Information Technology	15%	15%
Health Care	15%	14%
Consumer Discretionary	13%	12%
Energy	11%	7%
Industrials	10%	14%
Consumer Staples	8%	7%
Materials	4%	4%
Utilities	3%	3%
Telecommunication Services	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (22.5% of Net Assets)
1. Johnson & Johnson Provider of health care products	2.6%
2. Procter & Gamble Co. manufacturer of diversified consumer products	2.6%
3. ExxonMobil Corp. Explorer and producer of oil and gas	2.4%
4. Microsoft Corp. Developer of computer software	2.3%
5. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.3%
6. Wells Fargo & Co. Provider of various financial services	2.3%
7. General Electric Co. Industrial conglomerate	2.1%
8. UnitedHealth Group, Inc. Operator of organized health systems	2.1%
9. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.0%
10. Verizon Communications, Inc. Provider of wireline voice and data services	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 12.7%
Auto Components 0.3%
TRW Automotive Holdings Corp.*	57,300	1,549,965
Hotels Restaurants & Leisure 2.2%
CBRL Group, Inc.	27,800	964,660
Darden Restaurants, Inc.	211,200	6,847,104
Yum! Brands, Inc.	120,000	6,104,400
		13,916,164
Internet & Catalog Retail 0.2%
eBay, Inc.*	34,900	1,382,040
Media 4.1%
Comcast Corp. "A"*	332,500	9,253,475
John Wiley & Sons, Inc. "A"	33,000	1,293,600
McGraw-Hill Companies, Inc.	107,900	5,280,626
R.H. Donnelley Corp.*	70,200	4,333,446
Viacom, Inc. "B"	176,700	5,472,399
		25,633,546
Multiline Retail 1.8%
Federated Department Stores, Inc.	95,200	5,842,424
Target Corp.	90,800	5,056,652
		10,899,076
Specialty Retail 3.6%
American Eagle Outfitters, Inc.	194,300	4,575,765
Barnes & Noble, Inc.	41,300	1,493,408
Home Depot, Inc.	274,000	11,244,960
Michaels Stores, Inc.	155,500	5,143,940
		22,458,073
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. "B"	37,500	3,151,875
Consumer Staples 8.4%
Beverages 1.4%
PepsiCo, Inc.	148,800	8,791,104
Food & Staples Retailing 0.2%
Kroger Co.*	25,500	507,450
Safeway, Inc.	30,600	711,756
		1,219,206
Food Products 2.5%
Archer-Daniels-Midland Co.	408,200	9,947,834
Pilgrim's Pride Corp. (c)	172,200	5,420,856
		15,368,690
Household Products 3.1%
Clorox Co.	60,400	3,268,848
Procter & Gamble Co.	283,600	15,878,764
		19,147,612
Tobacco 1.2%
Altria Group, Inc.	30,800	2,311,540
Loews Corp - Carolina Group	133,200	5,481,180
		7,792,720
Energy 10.4%
Oil, Gas & Consumable Fuels
Apache Corp.	119,200	7,608,536
Burlington Resources, Inc.	117,300	8,471,406
Chevron Corp.	253,700	14,478,659
Devon Energy Corp.	26,400	1,594,032
ExxonMobil Corp.	260,686	14,634,912
Marathon Oil Corp.	101,300	6,094,208
Occidental Petroleum Corp.	42,700	3,368,176
Overseas Shipholding Group, Inc. (c)	124,600	5,930,960
Williams Companies, Inc.	104,800	2,337,040
XTO Energy, Inc.	1	43
		64,517,972
Financials 18.8%
Banks 6.1%
BB&T Corp.	42,100	1,782,514
Golden West Financial Corp.	35,900	2,108,407
IndyMac Bancorp., Inc.	101,000	3,770,330
M&T Bank Corp.	12,800	1,377,024
Marshall & Ilsley Corp.	30,600	1,314,576
PNC Financial Services Group, Inc.	67,600	4,103,996
US Bancorp.	214,800	6,353,784
Wachovia Corp.	55,100	2,783,652
Wells Fargo & Co.	237,700	14,309,540
		37,903,823
Capital Markets 4.3%
Bear Stearns Companies, Inc.	49,200	5,205,360
Lehman Brothers Holdings, Inc.	86,400	10,339,488
The Goldman Sachs Group, Inc.	88,200	11,145,834
		26,690,682
Consumer Finance 1.1%
Capital One Financial Corp.	89,500	6,833,325
Diversified Financial Services 0.9%
Citigroup, Inc.	75,266	3,445,678
Fannie Mae	48,500	2,304,720
		5,750,398
Insurance 4.8%
American Financial Group, Inc.	38,200	1,305,676
Genworth Financial, Inc. "A"	223,200	7,073,208
Loews Corp.	11,100	1,032,078
MetLife, Inc.	164,000	8,103,240
Philadelphia Consolidated Holding Corp.*	16,800	1,617,168
W.R. Berkley Corp.	246,412	10,768,204
		29,899,574
Real Estate 1.6%
Apartment Investment & Management Co. "A" (REIT)	26,300	1,009,920
Boston Properties, Inc. (REIT)	22,300	1,543,606
Equity Office Properties Trust (REIT)	61,800	1,903,440
Equity Residential (REIT)	52,400	2,056,700
Hospitality Properties Trust (REIT)	20,100	797,970
Liberty Property Trust (REIT)	13,200	550,308
Simon Property Group, Inc. (REIT)	26,300	1,883,606
Vornado Realty Trust (REIT)	5,000	405,000
		10,150,550
Health Care 14.7%
Biotechnology 2.0%
Genentech, Inc.*	58,700	5,318,220
Gilead Sciences, Inc.*	155,900	7,366,275
		12,684,495
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	180,800	6,911,984
Health Care Providers & Services 6.6%
AmerisourceBergen Corp.	97,500	7,436,325
Cerner Corp.* (c)	39,600	3,344,220
Community Health Systems, Inc.*	120,800	4,482,888
Express Scripts, Inc.*	12,800	965,248
LifePoint Hospitals, Inc.*	80,700	3,155,370
McKesson Corp.	152,000	6,905,360
Pharmaceutical Product Development, Inc.*	32,800	1,885,016
UnitedHealth Group, Inc.	223,900	12,961,571
		41,135,998
Pharmaceuticals 5.0%
Allergan, Inc.	69,200	6,179,560
Barr Pharmaceuticals, Inc.*	77,200	4,435,140
Johnson & Johnson	257,350	16,115,257
Merck & Co., Inc.	89,000	2,511,580
Pfizer, Inc.	80,900	1,758,766
		31,000,303
Industrials 9.8%
Aerospace & Defense 5.2%
Boeing Co.	155,400	10,045,056
Lockheed Martin Corp.	162,300	9,828,888
Raytheon Co. (c)	220,400	8,143,780
Rockwell Collins, Inc.	102,000	4,673,640
		32,691,364
Air Freight & Logistics 1.2%
Ryder System, Inc.	186,100	7,382,587
Commercial Services & Supplies 0.8%
Cendant Corp.	63,900	1,113,138
Corporate Executive Board Co.	17,300	1,429,672
Republic Services, Inc.	27,200	961,520
The Brink's Co.	32,400	1,272,348
		4,776,678
Industrial Conglomerates 2.1%
General Electric Co.	386,600	13,109,606
Machinery 0.5%
Cummins, Inc.	33,800	2,885,506
Information Technology 15.3%
Communications Equipment 0.9%
Cisco Systems, Inc.*	11,400	198,930
Corning, Inc.*	271,200	5,448,408
		5,647,338
Computers & Peripherals 1.3%
Apple Computer, Inc.*	144,700	8,333,273
Electronic Equipment & Instruments 0.1%
Jabil Circuit, Inc.*	26,900	802,965
Internet Software & Services 1.0%
Google, Inc. "A"*	8,100	3,014,334
Yahoo!, Inc.*	88,800	3,282,936
		6,297,270
IT Consulting & Services 1.6%
Affiliated Computer Services, Inc. "A"*	124,500	6,736,695
Computer Sciences Corp.*	58,600	3,003,250
		9,739,945
Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc.*	175,900	4,084,398
Broadcom Corp. "A"*	104,000	4,415,840
Freescale Semiconductor, Inc. "B"*	154,700	3,694,236
Intel Corp.	532,200	12,506,700
Lam Research Corp.*	124,700	4,207,378
Micron Technology, Inc.*	346,700	4,503,633
National Semiconductor Corp.	195,100	4,415,113
Texas Instruments, Inc.	238,200	6,800,610
		44,627,908
Software 3.2%
BMC Software, Inc.*	77,600	1,520,184
Compuware Corp.*	250,400	2,025,736
Microsoft Corp.	565,000	14,520,500
Symantec Corp.*	86,400	2,060,640
		20,127,060
Materials 3.7%
Chemicals 0.1%
Monsanto Co.	10,400	655,304
Construction Materials 0.9%
Florida Rock Industries, Inc.	76,500	4,352,850
Martin Marietta Materials, Inc.	18,200	1,436,162
		5,789,012
Metals & Mining 2.2%
Freeport-McMoRan Copper & Gold, Inc. "B"*	51,600	2,550,072
Phelps Dodge Corp.*	49,300	5,939,171
Southern Copper Corp. (c)	94,200	5,194,188
		13,683,431
Paper & Forest Products 0.5%
Georgia-Pacific Corp.	87,500	2,846,375
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	359,000	11,312,090
Wireless Telecommunication Services 0.1%
ALLTEL Corp.	1,500	92,790
United States Cellular Corp.*	6,800	346,800
		439,590
Utilities 3.2%
Electric Utilities 1.1%
Allegheny Energy, Inc.*	148,200	4,188,132
Edison International	64,200	2,809,392
		6,997,524
Independent Power Producers & Energy Traders 2.1%
Duke Energy Corp.	195,600	5,179,488
TXU Corp.	75,800	7,636,850
		12,816,338
Total Common Stocks (Cost $569,057,096)		615,750,339
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 3.75%**, 1/19/2006 (a) (Cost $1,375,586)	1,387,000	1,375,586
	Shares	Value ($)

Securities Lending Collateral 1.9%
Scudder Daily Asset Institutional, 3.89% (d) (e) (Cost $11,746,985)	11,746,985	11,746,985

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 3.83% (b) (Cost $6,851,531)	6,851,531	6,851,531
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $589,031,198)+	102.1	635,724,441
Other Assets and Liabilities, Net	(2.1)	(12,899,401)
Net Assets	100.0	622,825,040

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $591,049,681. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $44,674,760. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,865,869 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,191,109.

(a) At October 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of theses securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $11,494,115 which is 1.8% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At October 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/15/2005	27	8,150,628	8,166,150	15,522

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments Investments in securities, at value (cost $570,432,682) — including $11,494,115 of securities loaned	$ 617,125,925
Investment in Scudder Daily Asset Fund Institutional (cost $11,746,985)*	11,746,985
Investment in Scudder Cash Management QP Trust (cost $6,851,531)	6,851,531
Total investments in securities, at value (cost $589,031,198)	635,724,441
Cash	10,000
Dividends receivable	286,069
Interest receivable	28,273
Receivable for Fund shares sold	329,421
Receivable for daily variation margin on open futures contracts	68,175
Other assets	26,747
Total assets	636,473,126
Liabilities
Payable upon return of securities loaned	11,746,985
Payable for Fund shares redeemed	825,419
Accrued management fee	278,161
Other accrued expenses and payables	797,521
Total liabilities	13,648,086
Net assets, at value	$ 622,825,040
Net Assets
Net assets consist of: Undistributed net investment income	981,118
Net unrealized appreciation (depreciation) on: Investments	46,693,243
Futures	15,522
Accumulated net realized gain (loss)	(20,187,555)
Paid-in capital	595,322,712
Net assets, at value	$ 622,825,040

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($404,896,401 ÷ 21,235,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.07
Maximum offering price per share (100 ÷ 94.25 of $19.07)	$ 20.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($100,429,894 ÷ 5,597,969 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 17.94

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,339,838 ÷ 2,391,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 18.12

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($965,350 ÷ 50,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 19.10

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($73,193,557 ÷ 3,709,758 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 19.73

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends	$ 10,286,978
Interest — Scudder Cash Management QP Trust	398,843
Interest	38,715
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	157,871
Total Income	10,882,407
Expenses: Management fee	3,638,232
Services to shareholders	2,283,539
Custodian	28,643
Distribution service fees	2,651,904
Auditing	48,252
Legal	38,377
Trustees' fees and expenses	41,585
Reports to shareholders	130,239
Registration fees	69,590
Other	58,632
Total expenses, before expense reductions	8,988,993
Expense reductions	(223,301)
Total expenses, after expense reductions	8,765,692
Net investment income (loss)	2,116,715
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	78,379,055
Futures	1,203,657
79,582,712
Net unrealized appreciation (depreciation) during the period on: Investments	(18,193,581)
Futures	(154,248)
(18,347,829)
Net gain (loss) on investment transactions	61,234,883
Net increase (decrease) in net assets resulting from operations	$ 63,351,598

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 2,116,715	$ 678,934
Net realized gain (loss) on investment transactions	79,582,712	82,539,882
Net unrealized appreciation (depreciation) during the period on investment transactions	(18,347,829)	(10,632,187)
Net increase (decrease) in net assets resulting from operations	63,351,598	72,586,629
Distributions to shareholders from: Net investment income: Class A	(1,145,671)	—
Institutional Class	(454,947)	—
Fund share transactions: Proceeds from shares sold	136,565,511	213,144,074
Reinvestment of distributions	1,529,398	—
Cost of shares redeemed	(192,287,172)	(244,315,635)
Redemption fees	7,541	—
Net increase (decrease) in net assets from Fund share transactions	(54,184,722)	(31,171,561)
Increase (decrease) in net assets	7,566,258	41,415,068
Net assets at beginning of period	615,258,782	573,843,714
Net assets at end of period (including undistributed net investment income of $981,118 and $650,538, respectively)	$ 622,825,040	$ 615,258,782

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.30	$ 15.24	$ 12.92	$ 15.03	$ 21.76
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.06	.04	.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.73	2.00	2.28	(2.14)	(6.10)
Total from investment operations	1.82	2.06	2.32	(2.11)	(6.13)
Less distributions from: Net investment income	(.05)	—	—	—	—
Net realized gains on investment transactions	—	—	—	—	(.60)
Total distributions	(.05)	—	—	—	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 19.07	$ 17.30	$ 15.24	$ 12.92	$ 15.03
Total Return (%)[b]	10.54	13.52	17.96	(14.04)	(28.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	405	382	349	308	430
Ratio of expenses before expense reductions (%)	1.19	1.13	1.19	1.09	1.23[c]
Ratio of expenses after expense reductions (%)	1.19	1.13	1.19	1.09	1.22[c]
Ratio of net investment income (loss) (%)	.49	.42	.34	.21	(.14)
Portfolio turnover rate (%)	329	222	185	143	124

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.37	$ 14.55	$ 12.43	$ 14.58	$ 21.30
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.06)	(.05)	(.09)	(.16)
Net realized and unrealized gain (loss) on investment transactions	1.61	1.88	2.17	(2.06)	(5.96)
Total from investment operations	1.57	1.82	2.12	(2.15)	(6.12)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 17.94	$ 16.37	$ 14.55	$ 12.43	$ 14.58
Total Return (%)[b]	9.59[c]	12.51[c]	17.06	(14.75)	(29.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	138	178	197	293
Ratio of expenses before expense reductions (%)	2.16	2.09	2.00	1.93	2.04[d]
Ratio of expenses after expense reductions (%)	2.01	2.01	2.00	1.93	2.02[d]
Ratio of net investment income (loss) (%)	(.33)	(.46)	(.47)	(.63)	(.93)
Portfolio turnover rate (%)	329	222	185	143	124

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.53	$ 14.69	$ 12.55	$ 14.72	$ 21.47
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.07)	(.06)	(.09)	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.63	1.91	2.20	(2.08)	(6.00)
Total from investment operations	1.59	1.84	2.14	(2.17)	(6.15)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 18.12	$ 16.53	$ 14.69	$ 12.55	$ 14.72
Total Return (%)[b]	9.62[c]	12.53[c]	17.05	(14.74)	(29.21)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	46	47	44	59
Ratio of expenses before expense reductions (%)	2.02	2.06	1.99	1.90	1.95[d]
Ratio of expenses after expense reductions (%)	2.00	2.00	1.99	1.90	1.92[d]
Ratio of net investment income (loss) (%)	(.32)	(.45)	(.46)	(.60)	(.84)
Portfolio turnover rate (%)	329	222	185	143	124

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[b]	.07
Net realized and unrealized gain (loss) on investment transactions	.59
Total from investment operations	.66
Redemption fees	.00***
Net asset value, end of period	$ 19.10
Total Return (%)	3.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	.49*
Portfolio turnover rate (%)	329

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.90	$ 15.70	$ 13.25	$ 15.36	$ 22.11
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.12	.11	.09	.07
Net realized and unrealized gain (loss) on investment transactions	1.80	2.08	2.34	(2.20)	(6.22)
Total from investment operations	1.97	2.20	2.45	(2.11)	(6.15)
Less distributions from: Net investment income	(.14)	—	—	—	—
Net realized gains on investment transactions	—	—	—	—	(.60)
Total distributions	(.14)	—	—	—	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 19.73	$ 17.90	$ 15.70	$ 13.25	$ 15.36
Total Return (%)	11.04[b]	14.01[b]	18.49	(13.74)	(28.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	50.2		3	6
Ratio of expenses before expense reductions (%)	.77	.74	.72	.66	.70[c]
Ratio of expenses after expense reductions (%)	.73	.74	.72	.66	.70[c]
Ratio of net investment income (loss) (%)	.95	.81	.81	.64	.39
Portfolio turnover rate (%)	329	222	185	143	124

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On February 1, 2005, the Fund commenced offering Class S shares which are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund utilized approximately $78,943,000 of its capital loss carryforward. At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $18,154,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($15,296,000) and October 31, 2011 ($2,858,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 981,118
Capital loss carryforwards	$ (18,154,000)
Net unrealized appreciation (depreciation) on investments	$ 44,674,760

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 1,600,618	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,585,066,083 and $1,631,066,636, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Effective October 1, 2003 through January 31, 2006 for Class A and S shares (Class S commencement of operations February 1, 2005) and through September 30, 2006 for Class B, C and Institutional Class shares, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.990%, 1.010%, 1.000%, 0.990% and 0.725% for Class A, B, C, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Service to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 1,006,162	$ —	$ 177,984
Class B	554,709	177,675	104,660
Class C	155,032	11,244	36,021
Institutional Class	52,398	25,486	—
Class S	1,851	619	—
	$ 1,770,152	$ 215,024	$ 318,665

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 911,431	$ 60,188
Class C	346,924	27,202
	$ 1,258,355	$ 87,390

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 989,462	$ 83,850.24%
Class B	292,695	21,546.24%
Class C	111,392	8,700.24%
	$ 1,393,549	$ 114,096

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $46,619.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $437,622 and $1,274, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $186.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholder aggregated $11,520, of which $5,760 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $8,040, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the custodian fee was reduced by $237 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,873,780	$ 90,447,318	5,245,266	$ 86,367,470
Class B	494,202	8,630,706	1,749,585	27,306,248
Class C	603,436	10,688,777	735,484	11,603,808
Institutional Class	1,373,229	25,687,873	5,140,202	87,866,548
Class S*	59,448	1,110,837	—	—
		$ 136,565,511		$ 213,144,074
Shares issued to shareholders in reinvestment of distributions
Class A	58,263	$ 1,074,451	—	$ —
Class B	—	—	—	—
Class C	—	—	—	—
Institutional Class	23,932	454,947	—	—
		$ 1,529,398		$ —
Shares redeemed
Class A	(5,750,315)	$ (106,993,175)	(6,062,517)	$ (100,027,713)
Class B	(3,306,052)	(58,007,335)	(5,551,834)	(86,715,690)
Class C	(985,688)	(17,537,615)	(1,182,658)	(18,713,691)
Institutional Class	(492,612)	(9,580,007)	(2,346,517)	(38,858,541)
Class S*	(8,917)	(169,040)	—	—
		$ (192,287,172)		$ (244,315,635)
Redemption fees		$ 7,541		$ —
Net increase (decrease)
Class A	(818,272)	$ (15,466,328)	(817,251)	$ (13,660,243)
Class B	(2,811,850)	(49,376,330)	(3,802,249)	(59,409,442)
Class C	(382,252)	(6,846,727)	(447,174)	(7,109,883)
Institutional Class	904,549	16,562,812	2,793,685	49,008,007
Class S*	50,531	941,851	—	—
		$ (54,184,722)		$ (31,171,561)

* For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Blue Chip Fund (the "Fund"), including the investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Blue Chip Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2005
Tax Information (Unaudited)

For corporate shareholders, 100% of income dividends paid during the Fund's fiscal year ended October 31, 2005 qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $9,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was below the median of the peer group and that the Fund's total expense ratio was below the median of the peer universe for Class A, B, C and Institutional shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through January 31, 2006 (through September 30, 2006 for Institutional Class shares).

Given that the Advisor's estimates of current expenses provided to the Board for Class B, Class C and Institutional Class shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class B, Class C and Institutional Class shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to cap expenses, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the Advisor's agreement to extend the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCIX
CUSIP Number	81111P-100	81111P-209	81111P-308	81111P-407
Fund Number	031	231	331	1431

For shareholders of Class S

Scudder Class S Shareholders
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KBCSX
Fund Number	331
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Blue Chip Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER BLUE CHIP FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $46,064           $0              $6,282               $0
--------------------------------------------------------------------------------
2004              $39,853           $0              $7,033               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                    $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                    $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed upon procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005           $6,282            $70,570             $33,307           $110,159
--------------------------------------------------------------------------------
2004           $7,033               $0              $386,601           $393,634
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006